                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): MAY 5, 2003

                            NATIONAL WATERWORKS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

      DELAWARE                      333-102430                   05-0532711
(State of Incorporation)     (Commission File Number)         (I.R.S. Employer
                                                             Identification No.)

                          200 WEST HIGHWAY 6, SUITE 620
                                WACO, TEXAS 76712
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (254) 772-5355
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

99.1 Press release dated May 5, 2003 announcing results of operations for the quarter ended March 28, 2003

Item 9. Regulation FD Disclosure (Information furnished in this Item 9 is furnished under Item 12)

      This Current Report on Form 8-K and the earnings press release attached hereto are being furnished by National Waterworks, Inc. (the "Registrant") pursuant to Item 12 of Form 8-K ("Disclosure of Results of Operations and Financial Condition") in accordance with the interim guidance provided by the Securities and Exchange Commission pursuant to SEC Release No. 33-8216 (March 27, 2003), insofar as they disclose historical information regarding the Registrant's results of operations or financial condition for the quarter ended March 28, 2003.

      On May 5, 2003, the Registrant issued a press release announcing its financial results for the quarter ended March 28, 2003. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

      The information in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NATIONAL WATERWORKS, INC.
                                                 (Registrant)



May 5, 2003                               By:  /s/ Mechelle Slaughter
                                                  ------------------------------
                                                 Name:  Mechelle Slaughter
                                                 Title: Chief Financial Officer


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                                  Exhibit Index

Exhibit No.                        Description
-----------                        -----------
99.1              Press release of National Waterworks, Inc. dated May 5, 2003 announcing results of operations for the quarter ended March
                  28, 2003


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